Investment Strategy - Princeton Premium Fund	Jan. 26, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund utilizes two principal investment strategies: 1) a premium collection strategy involving sale or purchase of put options on the S&P 500 Index and 2) investing in fixed income securities. The Fund’s adviser will determine the allocation between these strategies. The adviser intends to allocate between 30% to 100% of the Fund’s net assets to the premium collection strategy at any given time.

The Fund may purchase and sell put options on the S&P 500 Index utilizing a premium collection strategy. The adviser utilizes quantitative models that allow it to determine what it believes is the probability of certain put options expiring worthless; the sale of a put option is done at a price that the adviser believes has a 99.5% or greater probability of the puts sold expiring worthless. These models utilize a formula to calculate probabilities by utilizing verifiable market data such as real volatility or implied volatility as measured by the CBOE Volatility Index (“VIX”), time to expiration for the option contracts and current S&P 500 Index level to determine the probability an option will expire worthless. Within this strategy, because the trades are put spreads where an offsetting position is taken for each option contract, the potential risk is well defined. The adviser will seek to further mitigate risk and maximize Fund profits by continuing its quantitative analysis and monitoring the trade during the term of the contracts; and may close a trade early if it determines 1) the probability of the put or call option expiring worthless declines below a defined probability level (typically 85% or higher) 2) it can close the trade for minimum cost or 3) it can close the trade early and achieve the target profit objective for such trade.

The Fund is required to pledge collateral for the option trades and will hold cash, treasury bills, money market instruments or other fixed-income securities as collateral for all such options trades. The Fund’s custodian will segregate such collateral for the benefit of the counterparty. Therefore, the Fund must typically maintain a large percentage of cash and cash equivalents within the Fund. The amount collected by the Fund when opening a trade represents the maximum profit (or premium) for the position.

The Fund may also allocate a portion of its assets to a fixed income strategy. The Fund may invest directly or indirectly in fixed income securities of any maturity. Such fixed income investments will be rated investment grade at the time the investment is made. The Fund may invest directly in U.S. Treasury bonds. The Fund may also invest in exchange traded funds (“ETFs”), money market funds or open-end mutual funds, including affiliated mutual funds (collectively, “Underlying Funds”) whose principal investment strategy is to invest primarily in investment grade fixed income securities of U.S. issuers of any size, including smaller issuers.

The adviser considers a variety of factors in determining whether to sell a fixed income investment: changes in market condition, changes in credit quality, changes in prospects for alternative investment possibilities or return opportunities for other fixed income instruments, current return expectation of such security, any changes in interest rates, liquidity of the security, and cash needs of the Fund. If a fixed income investment is downgraded after purchase the adviser may, but is not obligated to, dispose of such investment.

The adviser’s investment process attempts to combine risk management, experienced portfolio construction and portfolio monitoring.

The Fund may also invest a substantial portion of its assets in U.S. Treasury bonds, high-quality short-term debt securities and money market instruments, to maintain liquidity for shareholder redemptions or pending selection of other investments.